EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint James J. Kavanaugh, Nicolas Fehring, Anne Robinson, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Arvind Krishna
Arvind Krishna Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, Nicolas Fehring, Anne Robinson, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ James J. Kavanaugh
James J. Kavanaugh Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Nicolas A. Fehring
Nicolas A. Fehring Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 2nd day of February 2026.

/s/ Marianne C. Brown
Marianne C. Brown
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Thomas Buberl
Thomas Buberl
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ David N. Farr
David N. Farr
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 31st day of January 2026.

/s/ Alex Gorsky
Alex Gorsky
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of January 2026.

/s/ Michelle Howard
Michelle Howard
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 12th day of February 2026.

/s/ Ramon L. Laguarta
Ramon L. Laguarta
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Andrew N. Liveris
Andrew N. Liveris
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 1st day of February 2026.

/s/ F. William McNabb III
F. William McNabb III
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 2nd day of February 2026.

/s/ Michael Miebach
Michael Miebach
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 1st day of February 2026.

/s/ Martha E. Pollack
Martha E. Pollack
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Peter R. Voser
Peter R. Voser
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 1st day of February 2026.

/s/ Frederick H. Waddell
Frederick H. Waddell
Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) one or more Registration Statements on Form S-8, or other appropriate Form under the Securities Act of 1933 for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, that were issued or reserved for issuance by Confluent, Inc., in each case assumed or exchanged by the Corporation, hereby constitute and appoint Arvind Krishna, James J. Kavanaugh, Anne Robinson, Nicolas Fehring, Brien Wierzchowski and Jane P. Edwards and each of them, as my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC), and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, with any and all other documents in connection therewith with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 24th day of February 2026.

/s/ Alfred W. Zollar
Alfred W. Zollar
Director